I-VIDDI STAT SUP-1 060614

Statutory Prospectus Supplement dated June 6, 2014

The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Diversified Dividend Fund

The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2010
Robert Botard	Portfolio Manager	2014
Kristina Bradshaw	Portfolio Manager	2014”

The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT- Portfolio Managers” in the prospectuses:

“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Meggan Walsh, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1991.

•	Robert Botard, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 1993.

•	Kristina Bradshaw, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 2006.

The portfolio managers are assisted by Invesco’s Dividend Value Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time.

The lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”

I-VIDDI STAT SUP-1 060614

Statement of Additional Information Supplement dated June 6, 2014

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Series I and Series II shares of the Funds listed below:

Invesco V.I. American Franchise Fund	Invesco V.I. Global Core Equity Fund
Invesco V.I. American Value Fund	Invesco V.I. Growth and Income Fund
Invesco V.I. Comstock Fund	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Diversified Dividend Fund	Invesco V.I. S&P 500 Index Fund
Invesco V.I Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund

Effective June 6, 2014, Jonathan Harrington is no longer a portfolio manager for Invesco V.I. Diversified Dividend Fund. All references to Mr. Harrington in Appendix H are deleted.

AVIF MSVK SUP-3 060614